UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 12, 2006

                                BCB BANCORP, INC.
                                -----------------
               (Exact Name of Registrant as Specified in Charter)

            New Jersey                   0-50275                 26-0065262
----------------------------         ---------------           --------------
(State or Other Jurisdiction)      (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


104-110 Avenue C, Bayonne, New Jersey                             07002
--------------------------------------                        -------------
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (201) 823-0700
                                                     --------------



                                 Not Applicable
                                ----------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.


     On October 12, 2006, BCB Bancorp, Inc. ("Company") and Bayonne Community Bank ("Bank") entered into Change in Control Agreements ("Agreements") with executive officers Donald Mindiak, James E. Collins, Thomas M. Coughlin, Olivia Kim and Amer Saleem. The Agreements each have a 36-month term. Each Agreement automatically renews on its anniversary date for one additional year, unless written notice of non-renewal is provided to the executive at least 30 days and not more than 60 days prior to any anniversary date, in which case the Agreement shall terminate 36 months after that anniversary date.

     Under the Agreements, upon the occurrence of a change in control (as defined below), the Company or the Bank shall pay the executive (or in the event of his or her subsequent death, shall pay his or her estate), a cash lump sum equal to 2.999 of the executive's "base amount" as calculated under Section 280G of the Internal Revenue Code of 1986, as amended ("Code"); provided, however, that such amounts shall be subject to applicable withholding taxes.

     The Agreements also provide that, upon a change in control the acquirer shall be obligated to provide health insurance coverage to the executives and his or her dependents, at no cost to the executive, for a period of thirty-six
(36) months from the date of the change in control at a level comparable to the health benefits provided to the executive and his or her dependents by the Company and/or the Bank immediately prior to the change in control.

     The payments due under the Agreements will be paid upon the occurrence of a change in control, even if the executive's employment does not terminate as a result of such change in control.

     Copies of the amended Agreements are filed as Exhibits to this Report.

Item 9.01. Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired. Not applicable.
     (b)  Pro Forma Financial Information. Not applicable.
     (c)  Shell Company Transactions. Not applicable.
     (d)  Exhibits.


Exhibit No.                Description

Exhibit 10.1               Change in Control Agreement for Donald Mindiak
Exhibit 10.2               Change in Control Agreement for Thomas M. Coughlin
Exhibit 10.3               Change in Control Agreement for James E. Collins
Exhibit 10.4               Change in Control Agreement for Olivia Klim
Exhibit 10.5               Change in Control Agreement for Amer Saleem

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            BCB BANCORP, INC.



DATE: October 18, 2006                 By: /s/ Donald Mindiak
                                           -------------------------------
                                           Donald Mindiak
                                           President and Chief Executive Officer